IAI Investment Funds II, Inc.
                                                               File No. 33-61834

                                                  IAI Investment Funds VII, Inc.
                                                                File No. 2-39560

                        SUPPLEMENT DATED JANUARY 25, 2000
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1999
                                       OF
              IAI GROWTH FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS
            II, INC.) IAI GROWTH AND INCOME FUND (A PORTFOLIO OF IAI
                           INVESTMENT FUNDS VII, INC.)

         The following replaces the disclosure on page 9 concerning Growth Fund's principal investment strategies:

         GROWTH FUND. Growth Fund invests primarily in common stocks of large, established companies with earnings that the Fund's adviser expects will increase at an above average rate. The Fund generally invests in the largest organizations that comprise the S&P 500, with market capitalizations ranging from $10 billion to over $100 billion at the time of investment. The market capitalization of each company in the Fund generally places it in the top 20% of the S&P 500 universe.

         Growth Fund evaluates firms according to momentum, risk and valuation by considering historical and projected growth rates, the financial risk of the company (including its level of debt and liquidity), and the current and expected market valuation of the firm. The Fund also uses qualitative factors including market share, quality of management, profitability trends, product strategies and volatility of earnings. As a result of this evaluation, Growth Fund's portfolio is generally comprised of approximately 25 to 35 securities. Growth Fund may deviate from the sector or industry categories represented within the S&P 500 and may overweight or underweight a given sector depending on the adviser's outlook. Generally, Growth Fund will not be overweight by more than two times the S&P 500 sector weighting.

         The following replaces the disclosure on page 12 concerning Growth and Income Fund's principal investment strategies:

         GROWTH & INCOME FUND. Growth and Income Fund invests primarily in common stocks of U.S. companies. The Fund generally invests in companies with market capitalizations of $3 billion or more at the time of investment.

         The Fund follows the approach of purchasing stocks in Growing companies At a Reasonable Price, also known in the investment world as GARP. Growth Fund generally selects from the universe of companies included in the S&P 500. The Fund evaluates each firm to determine a company's historical and projected growth rates, the financial risk of the company (including its level of debt and liquidity), and the current and expected market valuation of the firm. The Fund uses qualitative factors such as market share, quality of management, profitability trends, product strategies and volatility of earnings. As a result of this process, Growth and Income Fund's portfolio is generally comprised of approximately 70 to 90 securities. The Fund will not deviate significantly from the sectors or categories of businesses included in the S&P 500.